SUPPLEMENT DATED APRIL 28, 1999
                                       TO
                         PROSPECTUS DATED MARCH 1, 1999
                                       FOR
                                MONEY MARKET FUND
                           GOVERNMENT SECURITIES FUND
                              ASSET ALLOCATION FUND
                               S&P 500 INDEX FUND
                            INTERNATIONAL EQUITY FUND
                                 REIT INDEX FUND
                                       OF
                                    AON FUNDS



         The Aon Savings Plan and Aon Corporation and its affiliates have notified the Aon Funds they intend to redeem their shares in the S&P 500 Index Fund and the International Equity Fund (collectively, the "Affected Series"). As a result of these redemptions, the Affected Series will be greatly reduced in size.

         On April 28, 1999, the Aon Funds Board of Trustees approved termination and liquidation of the Affected Series. The Affected Series will be terminated and liquidated upon the redemption of the Aon Savings Plan shares, currently scheduled for June 30, 1999. As soon as practicable after the redemption of the Aon Savings Plan shares, Aon Funds will apply the assets of the Affected Series to the satisfaction and discharge of all existing debts and obligations of the Affected Series (including necessary expenses of termination and liquidation and establishment of any reserves deemed appropriate), and then distribute in one or more payments the remaining assets among the shareholders of the Affected Series. Each shareholder will receive his or her proportionate share of each payment.

         As a result of their impending termination and liquidation, the Affected Series will not accept new investments (including investments made by exchanging shares of another Aon Fund for shares of the Affected Series) except for investments made pursuant to the payroll deduction program of Aon Corporation, which will continue to be accepted until June 1, 1999.